UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2025

USA Rare Earth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41711	98-1720278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

100 W Airport Road,

Stillwater, Oklahoma 74075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 867-6155

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	USAR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	USARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Private Placement

Securities Purchase Agreement; Registration Rights Agreement

On September 24, 2025 (the “Signing Date”), USA Rare Earth, Inc., a Delaware corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the purchaser named therein (the “Purchaser”), for the private placement (the “Private Placement”) of 8,333,333 shares of the Company’s common stock, par value $0.0001 per share (the “Securities”) for aggregate gross proceeds of $125,000,000. On September 29, 2025, the Company closed the Private Placement and issued the Securities. The Company intends to use the net proceeds from the Private Placement for general corporate purposes.

The Purchase Agreement also contains customary representations, warranties, covenants and agreements by the Company, indemnification obligations of the Company and the Purchaser, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties, covenants and agreements contained in the Purchase Agreement reflect negotiations between the parties to the Purchase Agreement and are not intended as statements of fact to be relied upon by stockholders, or any individual or other entity other than the parties. In particular, the representations, warranties, covenants and agreements in the Purchase Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Purchase Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. The Purchaser represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling the Securities. The Securities were offered without any general solicitation by the Company or its representatives. The Securities sold and issued in the Private Placement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements of the Securities Act.

Registration Rights Agreement

In addition, on September 29, 2025 the Company and the Purchaser entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) on or prior to the 30th calendar day following the date of the Purchase Agreement (subject to certain exceptions) for purposes of registering the resale of the Securities (the “Registration Statement”), to use commercially reasonable efforts to have such Registration Statement declared effective within the time period set forth in the Registration Rights Agreement, and to keep the Registration Statement effective until the date that all registrable securities covered by the Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

Acquisition of Indian Ocean Rare Earth Metals Pte Ltd

Laconia Acquisition Agreement

On September 26, 2025, Laconia Acquisition Sub Limited (“Buyer”), a wholly owned indirect subsidiary of the Company, entered into a Share Purchase Agreement (the “Laconia Acquisition Agreement”) with Indian Ocean Rare Metals Pte Ltd, a Singapore private limited company (the “Target”), the Target’s shareholders (the “Sellers”) and Grant Smith, solely in his capacity as the Sellers’ representative (the “Seller Representative”). Pursuant to the Laconia Acquisition Agreement, at the closing thereunder, among other things, Buyer will purchase, acquire and accept from the Sellers all rights, title and interest in and to all of the shares of the Target held by the Sellers, amounting to all of the outstanding and issued shares in the Target (the “Acquisition”).

Upon the terms and subject to the conditions of the Laconia Acquisition Agreement, at closing, Buyer shall pay to the Sellers the aggregate consideration of $100,000,000 in cash and 6.74 million shares of the Company’s common stock (the “Share Consideration”), subject to the deposit of 1,010,782 shares of the Company’s common stock into escrow and customary deductions for debt, transaction expenses and working capital, as well as customary post-closing adjustments.

The closing of the Acquisition is subject to the satisfaction or waiver of customary closing conditions specified in the Laconia Acquisition Agreement, including among other things: (i) the absence of any legal impediments to the consummation of the Acquisition, (ii) the parties’ performance, in all material respect, of their respective obligations under the Laconia Acquisition Agreement, (iii) the satisfaction or waiver of the closing conditions specified in the Laconia Acquisition Agreement, including entry into certain ancillary agreements, forms of which have been included as exhibits to the Laconia Acquisition Agreement, (iv) subject to specified materiality standards, the accuracy of the parties’ respective representations and warranties as of the closing of the transactions contemplated by the Laconia Acquisition Agreement, (v) receipt of certain regulatory or government approvals and (vi) the absence of a Company Material Adverse Effect and Buyer Material Adverse Effect (each as defined in the Laconia Acquisition Agreement).

The shares to be issued pursuant to the Laconia Acquisition Agreement (the “Acquisition Shares”) will be issued in reliance on the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws . Each Seller represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D and is acquiring the Acquisition Shares as principal for its or their own account and not with a view to or for distributing or reselling the Acquisition Shares. The Acquisition Shares were offered without any general solicitation by the Company, Buyer or their respective representatives. The Acquisition Shares to be sold and issued in the Acquisition have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements of the Securities Act.

The Laconia Acquisition Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations, warranties, covenants and agreements in the Laconia Acquisition Agreement reflect negotiations between the parties to the Laconia Acquisition Agreement and are not intended as statements of fact to be relied upon by stockholders, or any individual or other entity other than the parties. In particular, the representations, warranties, covenants and agreements in the Laconia Acquisition Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Laconia Acquisition Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Laconia Acquisition Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Laconia Acquisition Agreement, and unless required by applicable law, the Company and Buyer undertake no obligation to update such information.

Laconia Registration Rights Agreement

In connection with the execution of the Laconia Acquisition Agreement, the Company, Buyer, the Sellers and the Seller Representative agreed to enter into a registration rights agreement (the “Laconia Registration Rights Agreement”), pursuant to which the Company will agree to use its reasonable best efforts to file a registration statement with the SEC on or prior to December 31, 2025 (subject to certain exceptions) for purposes of registering the resale or distribution of the Acquisition Shares by the Sellers (the “Laconia Registration Statement”), to use reasonable best efforts to have such Laconia Registration Statement declared effective within the time period set forth in the Laconia Registration Rights Agreement, and to keep the Laconia Registration Statement effective until the date that all registrable securities covered by the Laconia Registration Statement (i) have been disposed of in accordance with an effective Laconia Registration Statement relating thereto, (ii) have been sold, thereunder or pursuant to Rule 144 under the Securities Act and without such registrable securities bearing any of the legends set forth in the Laconia Acquisition Agreement or (iii) may be resold without volume or manner-of-sale restrictions pursuant to Rule 144.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Laconia Acquisition Agreement and the Laconia Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Registration Rights Agreement, the Laconia Acquisition Agreement and the Laconia Registration Rights Agreement filed as Exhibits 10.1, 10.2, 2.1 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference. Such exhibits have been included to provide investors with information regarding their respective terms and are not intended to provide any factual information about the Company or the Target.

Item 3.02. Unregistered Sales of Equity Securities

The information under Item 1.01 of this Current Report on Form 8-K related to the Securities and the Share Consideration is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2025, the Company announced that its Board of Directors (the “Board”) appointed Barbara Humpton as the Company’s Chief Executive Officer and as a member of the Board, effective October 1, 2025. Joshua Ballard stepped down as the Company’s Chief Executive Officer and as a member of the Board, effective October 1, 2025. Mr. Ballard’s departure was not the result of any disagreement on any matter relating to the Company’s operations, policies or practices.

Ms. Humpton, age 64, most recently served as President and Chief Executive Officer of Siemens USA. Prior to being named President and Chief Executive Officer of Siemens USA in 2018, Ms. Humpton served as President and Chief Executive Officer of Siemens Government Technologies and was responsible for implementing Siemens products and services for federal government agencies and departments. Prior to joining Siemens in 2011, Ms. Humpton served as a Vice President at Booz Allen Hamilton and was a Vice President and Director at Lockheed Martin Corporation.

In connection with her appointment as the Company’s Chief Executive Officer, the Company and Ms. Humpton entered into an employment agreement (the “Employment Agreement”). The Employment Agreement becomes effective as of October 1, 2025. Pursuant to the Employment Agreement, Ms. Humpton will receive an annual base salary of $750,000, and in connection with her appointment to the role of Chief Executive Officer of the Company, she will receive the following grants of unvested RSUs under the Company’s 2024 Omnibus Incentive Plan (the “Omnibus Plan”) and standard form of award agreement thereunder: (a) RSUs with a grant date value of $4,000,000, which will vest in one-third (1/3) increments on the first three anniversaries of the grant date; (b) RSUs with a grant date value of $5,000,000, which will vest in one-third (1/3) increments on the first three anniversaries of the grant date; and (c) RSUs with a grant date value of $1,000,000, which will vest in one-half (1/2) increments on the first two anniversaries of the grant date. In addition, Ms. Humpton will participate in, and be eligible to receive payments and benefits under, the Company’s Severance Plan in accordance with its terms and conditions previously filed as Exhibit 10.3 to the Form 10-Q filed by the Company on August 11, 2025.

Ms. Humpton does not have any family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any persons pursuant to which Ms. Humpton has been appointed to her position. In addition, there have been no transactions directly or indirectly involving Ms. Humpton that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Upon Ms. Humpton’s appointment to the Board, the total number of directors will be eight. In connection with her appointment, the Board determined to reduce the number of directors to seven, effective upon the election of directors at the next annual meeting of stockholders in May 2026.

In connection with Mr. Ballard’s separation and effective on October 1, 2025, the Company and Mr. Ballard entered into a General Separation and Release of Claims Agreement (the “Separation Agreement”), pursuant to which Mr. Ballard will receive the severance payments and benefits otherwise payable to him under the Company’s Severance and Change of Control Protection Plan (the “Severance Plan”) and certain additional benefits as agreed between Mr. Ballard and the Company, which include (a) a cash severance payment of $450,000, which is equal to 12 months’ annual base salary; (b) payment of the Company’s portion of Mr. Ballard’s health and welfare benefit costs pursuant to COBRA for 12 months; (c) accelerated vesting of Mr. Ballard’s “founder” award of unvested time-based restricted stock units (“RSUs”) in respect of 90,992 shares of the Company’s common stock (the “Founder Award”); and (d) in exchange for Mr. Ballard’s continued employment by the Company for a one month transitional period ending October 31, 2025 following his resignation as Chief Executive Officer, a lump sum cash payment equal to one month of base salary, totaling $37,500. The Separation Agreement provides that Mr. Ballard will remain bound by the restrictive covenants (including those related to confidentiality, employee and customer non-solicitation, and non-disparagement) contained therein. The Separation Agreement contains other customary terms and conditions, including a release by Mr. Ballard of any claims against the Company. In addition, the Separation Agreement provides that, following October 31, 2025, Mr. Ballard will remain engaged by the Company as a consultant through January 1, 2026.

Given the Board’s substantial contributions to the Acquisition process, the Compensation Committee of the Board recommended, and the Board approved, a special one-time restricted stock unit grant valued at $75,000 to each member of the Board, with the number of units to be determined based on the lower of (i) the 30-day volume-weighted average price of the Company’s common stock prior to grant or (ii) the Buyer Specified Stock Price, as defined in the Laconia Acquisition Agreement.

Item 7.01. Regulation FD Disclosure

On September 29, 2025, the Company issued a press release announcing the Acquisition and the Private Placement, a copy of which is furnished herewith as Exhibit 99.1.

On September 29, 2025, the Company issued a press release announcing the matters described in Item 5.02 above, a copy of which is furnished herewith as Exhibit 99.2.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act.

Cautionary Note Regarding Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are or contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements, which involve risks and uncertainties include statements relating to the benefits of the Acquisition, including, without limitation expectations for future development, operations, business strategies, financial performance, sales and customers, and the expected timing and likelihood of completion of the Acquisition. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: (1) risks related to the risk that the parties may be unable to obtain regulatory approvals required for the Acquisition (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Acquisition); (2) the risk that an event, change or other circumstance could give rise to the termination of the Acquisition; (3) the risk that a condition to closing of the Acquisition may not be satisfied; (4) the risk of delays in completing the Acquisition; (5) the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; (6) the risk that the synergies from the Acquisition may not be fully realized or may take longer to realize than expected; (7) the risk that any announcement relating to the Acquisition could have an adverse effect on the market price of the Company’s common stock; (8) the risk of litigation related to the Acquisition; (9) the diversion of management time from ongoing business operations and opportunities as a result of the Acquisition; (10) the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisition; (11) the Target’s ability to retain its customers and suppliers and the combined company’s ability to build or maintain relationships with customers and suppliers; (12) the Company’s ability to successfully develop its magnet production facility and the timing of expected production milestones; (13) competition in the magnet manufacturing industry; (14) the ability to grow and manage growth profitably; (15) the Company’s ability to build or maintain relationships with customers and suppliers; (16) the ability to attract and retain management and key employees; (17) the overall supply and demand for rare earth minerals; (18) the timing and amount of future production; (19) the costs of production, capital expenditures and requirements for additional capital, including the need to raise additional capital to implement the Company’s strategic plan; (20) substantial doubt regarding our ability to continue as a going concern for the twelve months following the issuance of our third quarter 2025 Condensed Consolidated Financial Statements; (21) the timing of future cash flow provided by operating activities, if any; (22) the risk that the Round Top Deposit might not be able to be commercially mined and the Company’s ongoing exploration programs may not result in the development of profitable commercial mining operations; (23) the uncertainty in any mineral estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions; and (24) transportation risks. Detailed information regarding factors that may cause actual results to differ materially has been and will be included in the Company’s periodic filings with the SEC, including the Company’s Form 10-K that the Company filed with the SEC on March 31, 2025 and the Company’s latest Quarterly Reports on Form 10-Q filed with the SEC. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. Any forward-looking statements contained in this report speak only as of their date, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances occurring after their date or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
2.1†	Share Purchase Agreement, dated as of September 26, 2025, by and among Buyer, the Target, the Sellers and the Seller Representative.
10.1†	Securities Purchase Agreement, dated as of September 24, 2025, by and among the Company and the Purchaser.
10.2	Registration Rights Agreement, dated as of September 29, 2025, by and among the Company and the Purchasers.
10.3	Form of Registration Rights Agreement, by and among the Company, Buyer, the Sellers and the Seller Representative.
99.1	Press Release, dated September 29, 2025.
99.2	Press Release, dated September 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	The annexes schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Rare Earth, Inc.

/s/ David Kronenfeld
Name:	David Kronenfeld
Title:	Chief Legal Officer

Date: September 29, 2025.